Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this amendment to the annual report on Form 10-KSB/A of Airtrax, Inc. (the "Company") for the year ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Peter Amico, Chief Executive Officer and Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Airtrax, Inc. and will be retained by Airtrax, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

January 28, 2005




                                 /s/ Peter Amico
                               ----------------
                                   Peter Amico
                               Chief Executive Officer and
                               Principal Financial Officer